UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 21, 2004
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                     333-105805                       13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  270 Park Avenue
                  New York, New York                                  10167
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        (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

NYLIB5 752470.2

Item 5.     Other Events.
            ------------

            Attached as exhibits are Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

(99.1) Collateral Term Sheets prepared by J.P. Morgan Securities Inc. and Nomura Securities International, Inc., in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through
                                          Certificates, Series 2004-C1, Class
                                          A-1, Class A-2, Class B, Class C,
                                          Class D and Class E.

(99.2) Collateral Term Sheets prepared by J.P. Morgan Securities Inc. and Nomura Securities International, Inc., in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through
                                          Certificates, Series 2004-C1, Class
                                          A-1, Class A-2, Class B, Class C,
                                          Class D and Class E.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2004


                                    J.P. MORGAN CHASE COMMERCIAL
                                      MORTGAGE SECURITIES CORP.



                                    By: /s/ Mark Levine
                                       -----------------------------------------
                                       Name:   Mark Levine
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Collateral Term Sheets prepared by                E
                        J.P. Morgan Securities Inc. and
                        Nomura Securities International,
                        Inc., in connection with J.P. Morgan
                        Chase Commercial Mortgage Securities
                        Corp., Commercial Mortgage
                        Pass-Through Certificates, Series
                        2004-C1, Class A-1, Class A-2, Class
                        B, Class C, Class D and Class E.

(99.2)                  Collateral Term Sheets prepared by                E
                        J.P. Morgan Securities Inc. and
                        Nomura Securities International,
                        Inc., in connection with J.P. Morgan
                        Chase Commercial Mortgage Securities
                        Corp., Commercial Mortgage
                        Pass-Through Certificates, Series
                        2004-C1, Class A-1, Class A-2, Class
                        B, Class C, Class D and Class E.